EXHIBIT 99.2

August 17, 2015

Dear Fellow Shareholder,

We are pleased to announce Prime Meridian Holding Company (the “Company”), the holding company for Prime Meridian Bank, (the “Bank”), will soon begin trading on the OTC Market exchange (OTCQX®) under the ticker symbol “PMHG.” Trading of the stock is expected to begin on Monday, August 24, 2015.

Investors will soon be able to find current financial information and Real-Time Level 2 quotes using our symbol PMHG on www.otcmarkets.com. We believe this will both increase the visibility of the Company and provide shareholders the opportunity for greater liquidity.

We are also pleased to announce FIG Partners LLC, a banking industry specialist, has committed to serve as the Company’s Corporate Broker on OTCQX and provide market making services in the Company’s stock.

FIG Partners LLC is an Atlanta, GA based employee-owned broker/dealer specializing in financial institution stocks. FIG provides market making services to approximately 900 banks, thrifts, and holding companies on both the NASDAQ and OTC Markets.

FIG Partners has assigned Michael Acampora to assist our shareholders with any questions or inquiries regarding market making or FIG Partners. Mr. Acampora has more than 30 years of experience with banks in the Southeast, with a specific concentration in the state of Florida. As trading of the Company’s shares commences, we advise you to contact Mr. Acampora with any questions regarding the buying and selling of your shares.

Prime Meridian Holding Company • P.O. Box 13629 • Tallahassee, Florida 32317

Phone 850.907.2301 • Fax 850.907.2932

His contact information is:

Michael Acampora

Senior Vice President

FIG Partners, LLC

1654 Pearl Street

Jacksonville, Fla. 32206

Phone: 904-354-0441

Email: macampora@figpartners.com

We appreciate the support you have provided us to date and look forward to taking this next step together which we believe will positively impact the marketability of your shares.

Warm regards,

Sammie D. Dixon, Jr.
CEO and President

This Shareholder Letter may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views with respect to, among other things, future events and financial performance. Words such as “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “is confident that,” and similar expressions are intended to identify these forward-looking statements. Any forward-looking statements contained in this press release are based on the historical performance of the Company and its subsidiary or on the Company’s current plans, estimates and expectations. These forward-looking statements involve risk and uncertainty and a variety of factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in these forward-looking statements. Factors that could have a material adverse effect on our operations and the operations of our subsidiary, Prime Meridian Bank, include, but are not limited to various risks, uncertainties, and assumptions relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity. These factors should not be construed as exhaustive. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Form 10-K for the year ended December 31, 2014, and other reports and statements the Company has filed with Securities and Exchange Commission which are available at the SEC’s website (www.sec.gov). We do not have a policy of updating or revising forward-looking statements except as otherwise required by law, and silence by management over time should not be construed to mean that actual events are occurring as estimated in such forward-looking statements.

Prime Meridian Holding Company • P.O. Box 13629 • Tallahassee, Florida 32317

Phone 850.907.2301 • Fax 850.907.2932